UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 31, 2011
SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12061 Bluemont Way, V3419, Reston,
Virginia	20190

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 703 810-3000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     SLM Corporation frequently provides relevant information to its investors via posting to its corporate website. On March 31, 2011, a presentation entitled “Periodic Default Percentages For Certain Private Education Loans” was made available on SLM Corporation’s website at https://www1.salliemae.com/about/investors/webcasts/archived_presentations.htm. In addition, the document is being furnished herewith as Exhibit 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ Laurent C. Lutz
	Name:	Laurent C. Lutz
	Title:	Executive Vice President & General Counsel

Date: March 31, 2011

SLM CORPORATION
Form 8-K
CURRENT REPORT
EXHIBIT INDEX

Exhibit No.	Description

99.1	Periodic Default Percentages For Certain Private Education Loans